SECOND AMENDING AGREEMENT
THIS AGREEMENT dated as of September 17 , 2015.
AMONG:
CANADIAN PACIFIC RAILWAY COMPANY ("CPRC") and CPR SECURITIES LIMITED ("CPR Securities") as Borrowers,
and
CANADIAN PACIFIC RAILWAY LIMITED (the "Covenantor"), as Covenantor
OF THE FIRST PART
and
ROYAL BANK OF CANADA, a Canadian chartered bank, as administration agent of the Lenders (hereinafter referred to as the "Agent"),
OF THE SECOND PART
and
EACH PERSON NAMED ON THE SIGNATURE PAGES HEREOF in their capacity as a Lender (hereinafter collectively referred to as the "Lenders" and individually, a "Lender"),
OF THE THIRD PART
WHEREAS the parties hereto entered into the Credit Agreement;
AND WHEREAS the parties hereto have agreed to amend and supplement certain provisions of the Credit Agreement as set out herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby conclusively acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:
1.INTERPRETATION
1.1    In this Agreement and the recitals hereto, unless something in the subject matter or context is inconsistent therewith:
"Agreement" means this second amending agreement, as amended, modified, supplemented or restated from time to time;

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"Amended Credit Agreement" means the Credit Agreement as amended and supplemented by this Agreement, and as the same may be further amended, modified, supplemented or restated from time to time;
"Credit Agreement" means the credit agreement dated as of September 26, 2014, as amended by a first amending agreement dated as of June 15, 2015, between the Borrowers, the Agent and the Lenders; and
"Effective Date" means the date on which all of the conditions precedent in Section 4.1 of this Agreement have been satisfied or waived by the Lenders.
1.2    Capitalized terms used herein without express definition shall have the same meanings herein as are ascribed thereto in the Credit Agreement.
1.3    The division of this Agreement into Sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Section or other portion hereof and include any agreements supplemental hereto. Unless expressly indicated otherwise, all references to "Section" or "Sections" are intended to refer to a Section or Sections of the Credit Agreement.
2.    AMENDMENTS TO CREDIT AGREEMENT
2.1    Effective as of the Effective Date, each of the 5 Year Lenders agree the Credit Agreement is amended by:

(a)	amending the definition "5 Year Maturity Date" by deleting the reference to "September 26, 2019" and replacing it with "September 26, 2020"; and

(b)	deleting the table on Schedule 7 under the heading "5 Year Facility" and replacing it with the following table:

Senior Unsecured Debt Rating as Assigned by S&P or Moody's respectively	Standby Fee	Canadian Prime Rate Advances/ Base Rate (Canada) Advances	Eurodollar Rate Advance/BA Instruments/Documentary Credits
A2/A or higher	8 bps	0 bps	87.5 bps
A-/A3	10 bps	0 bps	100 bps
BBB+/Baa1	12.5 bps	12.5 bps	112.5 bps
BBB/Baa2	15 bps	25 bps	125 bps
BBB-/Baa3	20 bps	50 bps	150 bps
BB+/Ba1 or lower	25 bps	75 bps	175 bps

2.2    Effective as of the Effective Date, each of the 1+1 Lenders agree the Credit Agreement is amended by:

(a)	amending the definition of "Term Out Date" by deleting the reference to "September 25, 2015" and replacing it with "September 23, 2016"; and

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(b)	deleting the table on Schedule 7 under the heading "1+1 Year Facility" and replacing it with the following table:

Senior Unsecured Debt Rating as Assigned by S&P or Moody's respectively	Standby Fee	Canadian Prime Rate Advances/ Base Rate (Canada) Advances	Eurodollar Rate Advance/BA Instruments
A2/A or higher	5 bps	0 bps	87.5 bps
A-/A3	7.5 bps	0 bps	100 bps
BBB+/Baa1	9.5 bps	12.5 bps	112.5 bps
BBB/Baa2	12 bps	25 bps	125 bps
BBB-/Baa3	17.5 bps	50 bps	150 bps
BB+/Ba1 or lower	20 bps	75 bps	175 bps

3.    REPRESENTATIONS AND WARRANTIES
3.1    The Borrowers hereby represent and warrant to and in favour of the Agent and the Lenders that as of the Effective Date:

(c)	there exists no Default or Event of Default; and

(d)
the representations and warranties contained in Section 7.1 of the Credit Agreement (other than any representations and warranties which expressly speak of an earlier date, and with this Agreement being a Credit Document and references to the Credit Agreement being deemed to be references to the Amended Credit Agreement) are true and correct.

4.    CONDITIONS PRECEDENT TO EFFECTIVENESS
4.1    This Agreement shall be effective on the date each of the following conditions precedent are satisfied (or waived by the Lenders hereunder):

(a)	the Borrower shall deliver or cause to be delivered to the Agent an executed copy of this Agreement for each Lender; and

(b)	each Lender shall have been paid all fees as have been agreed to with the Borrower in respect of this Agreement.
5.    CONFIRMATION OF CREDIT AGREEMENT AND OTHER DOCUMENTS
The Credit Agreement and the other Credit Documents to which each Borrower is a party and all covenants, terms and provisions thereof, except as expressly amended and supplemented by this Agreement, shall be and continue to be in full force and effect. The Credit Agreement as amended hereby is hereby ratified and confirmed and shall from and after the date hereof continue in full force and effect. This Agreement shall, for all purposes, be considered to be a Credit Document. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.
6.    FURTHER ASSURANCES

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The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.
7.    COUNTERPARTS
This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
8.    GOVERNING LAW
The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable therein, without prejudice to or limitation of any other rights or remedies available under the laws of any jurisdiction where property or assets of the Borrowers may be found.
[signature pages follow]

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IN WITNESS WHEREOF the parties hereto have executed this Agreement.

CANADIAN PACIFIC RAILWAY COMPANY, as Borrower Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

CPR SECURITIES LTD., as Borrower Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

CANADIAN PACIFIC RAILWAY LIMITED, as Covenantor Per: /s/ Darren Yaworsky Name: Darren J. Yaworsky Title: Treasurer

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THE ADMINISTRATIVE AGENT ROYAL BANK OF CANADA Per: "signed" Authorized Signatory

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THE LENDERS
ROYAL BANK OF CANADA Per: /s/ Tim VandeGriend Tim VandeGriend Authorized Signatory

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JPMORGAN CHASE BANK, N.A., Toronto Branch Per: /s/ Robert P. Kellas Robert P. Kellas Executive Director

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THE TORONTO-DOMINION BANK Per: /s/ David Radomsky David Radomsky, Dirrector Per: /s/ Anil Nayak Anil Nyak, Vice President

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MORGAN STANLEY BANK, N.A. Per: Michael King Per: /s/.Michael King

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BANK OF TOKYO-MITSUBISHI UFJ (CANADA) Per: /s/ Daniel Nanson Daniel Nanson Managing Director

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CITIBANK, N.A., Canadian Branch Per: /s/ Jonathan Cain Authorized Signatory

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BANK OF AMERICA, N.A., CANADA BRANCH Per: /s/ Medina Sales de Andrade Medina Sales de Andrade, VP

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BANK OF MONTREAL Per: /s/ Carol McDonald Per: /s/ Darren Tomas

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THE BANK OF NOVA SCOTIA Per: /s/ Jamie Davis Per: /s/ Andrew Morales

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CANADIAN IMPERIAL BANK OF COMMERCE Per: /s/ Ben Fallico Per: /s/ Kevin Charko

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WELLS FARGO BANK, N.A., CANADIAN BRANCH Per: /s/ Jeff McInenly Jeff McInenly Relationship Manager Per:

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HSBC BANK CANADA Per: /s/ Jean-Philippe Gariazzo Jean-Philippe Gariazzo Director Per: /s/ Dieter Stefely Dieterr Stefely Director

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ALBERTA TREASURY BRANCHES Per: /s/ Shawn Bunnin Per: /s/ Maximiliano Herrera

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NATIONAL BANK OF CANADA Per: /s/ Richard Lo Name: Richard Lo Title: Director Per: /s/ Ian Gillespie Name: Ian Gillespie Title: Managing Director

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SUMITOMO MITSUI BANKING CORPORATION OF CANADA Per: /s/ E.R. Langley E.R. Langley Senior Vice President Per:

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